UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32599 (Commission File Number)	20-2485124 (IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)	74172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Purchase Agreement
Opinion of Andrews Kurth LLP
Opinion of Andrews Kurth LLP
Press Release
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
Underwriting Agreement
     On December 6, 2006, Williams Partners L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Williams Partners GP LLC, the general partner of the Partnership (the “General Partner”), Williams Partners Operating LLC, a wholly owned subsidiary of the Partnership (“OLLC”), and the underwriters named therein (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering (the “Public Offering”) of 7.0 million common units representing limited partner interests in the Partnership (“Common Units”) sold by the Partnership at a price to the public of $38.00 per Common Unit ($36.48 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 1,050,000 Common Units (the “Option”) on the same terms as the 7.0 million Common Units sold by the Partnership. The Option was exercised in full on December 7, 2006. The sale of the 8,050,000 Common Units pursuant to the Underwriting Agreement is expected to close on December 13, 2006. The Common Units to be sold pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement on Form S-3 (File No. 333-137562) (the “Registration Statement”).
     The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Partnership, the General Partner and OLLC, on one hand, and the Underwriters, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Pursuant to the Underwriting Agreement, the Partnership also agreed not to issue any Common Units for a period of 90 days after December 6, 2006 without the prior consent of the Underwriters, subject to the Partnership’s ability to issue Common Units and Class B units to investors pursuant to the Partnership’s previously announced private placement and certain other exceptions set forth in the Underwriting Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Purchase Agreement
     On December 6, 2006, the Partnership, Williams Partners Finance Corporation, a wholly owned subsidiary of the Partnership (“Williams Finance,” and together with the Partnership, the “Issuers”), the General Partner and OLLC entered into a purchase agreement (the “Purchase Agreement”) with certain initial purchasers named therein (the “Initial Purchasers”) pursuant to which the Issuers agreed to sell $600 million aggregate principal amount of 7 1/4% Senior Notes due 2017 (the “Notes”). The Notes are being sold in a private placement (the “Private Placement”) to qualified institutional buyers pursuant to the exemptions from registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Rule 144A under the Securities Act, and outside the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The sale of the Notes pursuant to the Purchase Agreement and the issuance of the Notes is expected to occur on December 13, 2006.
     The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Issuers, the General Partner and OLLC, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The Issuers also agreed not to issue certain debt securities for a period of 30 days after December 6, 2006 without the prior consent of the Initial Purchasers. In addition, the Purchase Agreement contemplates the execution at the closing of the sale of the Notes of a registration rights agreement pursuant to which the Issuers will agree to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for resale of the Notes. A copy of the Purchase Agreement is filed as Exhibit 1.2 to this Form 8-K and is incorporated herein by reference.
Relationships
     Affiliates of certain of the respective Underwriters and Initial Purchasers are lenders under The Williams Companies, Inc.’s $1.5 billion credit agreement under which the Partnership has a $75.0 million borrowing limit, and each such affiliate has received customary fees for such services. Certain of the Underwriters and Initial Purchasers are serving as The Williams Companies, Inc.’s financial advisors in connection with the Partnership’s previously announced proposed acquisition of the 74.9% interest in Williams Four Corners LLC that it does not already own. One of the Underwriters and Initial Purchasers is serving as placement agent in the Partnership’s previously announced private placement of common units and Class B units. Certain of the

Initial Purchasers are also Underwriters. Certain Underwriters and Initial Purchasers have performed and may in the future perform investment banking, advisory and other banking services for the Partnership from time to time for which they received or may receive customary fees and expenses.
Item 8.01 Other Events.
     In connection with the Public Offering, the Partnership is also filing the opinions of Andrews Kurth LLP as part of this current report on Form 8-K that is to be incorporated by reference into the Registration Statement. The opinions of Andrews Kurth LLP are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.
     On December 6, 2006, the Partnership announced that it priced its previously announced public offering of Common Units. On December 6, 2006, the Partnership announced that it priced its previously announced private placement of $600 million of senior unsecured notes. The senior unsecured notes will be co-issued by Williams Partners Finance Corporation.
     The press release announcing the pricing of the Common Unit offering is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The press release announcing the pricing of the private placement of senior unsecured notes is attached as Exhibit 99.2 to this report and is incorporated herein by reference.
     This current report includes “forward-looking statements” as defined by federal law. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause its actual results to differ materially from those implied or expressed by the forward-looking statements. Additional information about issues that could lead to material changes in performance is contained in the Partnership’s annual and quarterly reports filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated December 6, 2006, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC and the underwriters named therein.

Exhibit 1.2	Purchase Agreement, dated December 6, 2006, by and among Williams Partners GP LLC, Williams Partners L.P., Williams Partners Finance Corporation, Williams Partners Operating LLC and the initial purchasers named therein.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consent of Andrews Kurth LLP (included in Exhibit 8.1 hereto).

Exhibit 99.1	Press Release dated December 6, 2006.

Exhibit 99.2	Press Release dated December 6, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

	By:	Williams Partners GP LLC, its General Partner

Date: December 12, 2006	/s/ William H. Gault

William H. Gault
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated December 6, 2006, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC and the underwriters named therein.

Exhibit 1.2	Purchase Agreement, dated December 6, 2006, by and among Williams Partners GP LLC, Williams Partners L.P., Williams Partners Finance Corporation, Williams Partners Operating LLC and the initial purchasers named therein.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consent of Andrews Kurth LLP (included in Exhibit 8.1 hereto).

Exhibit 99.1	Press Release dated December 6, 2006.

Exhibit 99.2	Press Release dated December 6, 2006.